Balance Sheet Components	12 Months Ended
Jun. 30, 2021
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Balance Sheet Components
6. Balance Sheet Components
Inventory
Inventory consists of the following at June 30, 2021 and June 30, 2020:

	June 30,
(in thousands)	2021	2020
Bulk wine and spirits	$119,333	$124,944
Bottled wine and spirits	90,083	68,684
Bottling and packaging supplies	10,482	11,798
Nonwine inventory	1,247	1,032

Total inventories	$221,145	$206,458

During the year ended June 30, 2021 , we recognized impairment of inventory of $3.3 million associated with inventory damage caused by the 2020 Northern California wildfires.
During the year ended June 30, 2020, we recognized an impairment of inventory of approximately $3.9 million associated with inventory damage caused by Northern California fires. In December 2020, we entered into a settlement agreement for $4.8 million in connection with the damaged inventory.
Property and Equipment
Property and equipment consists of the following at June 30, 2021 and June 30, 2020:

	June 30,
(in thousands)	2021	2020
Buildings and improvements	$129,288	$95,270
Land	33,734	31,330
Machinery and equipment	58,227	35,935
Cooperage	10,551	11,074
Vineyards	21,364	19,478
Furniture and equipment	1,343	1,157

	254,507	194,244
Less accumulated depreciation and amortization	(52,791)	(44,568)

	201,716	149,676
Construction in progress	11,957	12,497

	$213,673	$162,173

Depreciation and amortization expense related to property and equipment was approximately $11.3 million and $11.7 million for the years ended June 30, 2021 and 2020, respectively.
During the year ended June 30, 2020, we sold a vineyard for approximately $35.2 million. As part of the transaction, we disposed of long-lived assets, including land, vineyards, and winery equipment, with a net book value of approximately $20.7 million. Simultaneously, with the close of the transaction, we entered into a lease with the purchaser for 10 years, with options to extend the lease for two additional periods of ten years each. The sale of the land, vineyards, and winery equipment, and immediate leaseback of the facility qualified for sale-leaseback accounting. The lease was evaluated and classified as an operating lease. Given we were considered to retain more than a minor part, but less than substantially, all of the use of the property and the gain on disposal of assets of $14.4 million did not exceed the present value of the minimum lease payments over the lease term of approximately $21.0 million, the gain on disposal of assets of $14.4 million was deferred and is being recognized over the
10-year
lease as a reduction of rent expense over the life of the lease. We recognized $1.3 million and $1.1 million for the years ended June 30, 2021 and 2020, respectively, as a component of gain (loss) on property, plant, and equipment within income from operations.
Accrued Expenses and Other Current Liabilities
Accrued expenses consisted of the following at June 30, 2021 and June 30, 2020:

	June 30,
(in thousands)	2021	2020
Accrued purchases	$10,790	$5,182
Accrued employee compensation	3,981	2,256
Other accrued expenses	6,754	2,308
Non related party accrued interest expense	112	1,442
Contingent consideration	2,151	967
Unearned Income	1,200	823
Accrued trade commissions	90	347

Total Accrued liabilities and other payables	$25,078	$13,325